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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  April 18, 2000


                       DONALDSON, LUFKIN & JENRETTE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)
--------------------------------------------------------------------------------


                  1-6862                                    13-1898818
--------------------------------------------       -----------------------------
         (Commission File Number)                        (I.R.S. Employer
                                                       (Identification No.)


   277 Park Avenue, New York, New York                         10172
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 (Address of principal executive office)                    (Zip Code)


       Registrant's telephone number, including area code: (212) 892-3000





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ITEM 5. OTHER EVENTS

         Press releases dated April 18 and 19, 2000 issued by Donaldson, Lufkin & Jenrette, Inc. ("the Company"), concerning first quarter financial results and information for the Company and DLJdirect, its online brokerage service contained therein, are filed herewith as exhibits and hereby incorporated in their entirety by reference.

         (c)   EXHIBIT

    Exhibit 99.1 Press release dated April 19, 2000 for Donaldson, Lufkin & Jenrette, Inc.

    Exhibit 99.2    Press release dated April 18, 2000 for DLJdirect



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Donaldson, Lufkin & Jenrette, Inc.


                                      /s/ Marjorie White
                                      ------------------------------------
                                      Marjorie White
                                      SECRETARY





April 20, 2000